NORWOOD FINANCIAL CORP
                             ----------------------

                      ANNOUNCES EARNINGS INCREASE FOR 2006
                      ------------------------------------


Honesdale, PA - January 23, 2007

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced record earnings for the year ended December 31, 2006 of $5,910,000, which represented an increase of $413,000, or 7.5%, over the $5,497,000 earned in 2005. Earnings per share on a fully diluted basis were $2.07 for the current year compared to $1.92 in 2005. The Company declared cash dividends totaling $.85 per share in 2006, an increase of $.14 per share, or 19.7%, over the $.71 per share declared in 2005. The return on average assets for the year was 1.33% with a return on average equity of 11.85%. Both of these performance measures improved over the prior year. Earnings for the fourth quarter of 2006 totaled $1,579,000 reflecting a 9.5% increase over the $1,442,000 earned in the similar period of 2005. Earnings per share (diluted) for the current quarter totaled $.55 increasing from $.51 for the prior year.

         Total assets as of December 31, 2006 were $454.4 million with loans receivable of $315.6 million, deposits of $358.1 million and shareholders' equity of $52.2 million. Total assets have increased $20.8 million from December 31, 2005.

         Loans receivable have increased $24.7 million, or 8.5% from the prior year. The Company had balanced growth throughout the year with the commercial loan portfolio including commercial real estate, increasing $12.7 million and residential mortgages, including home equity lending growing $13.1 million. The majority of the loan growth was funded with a $17.5 million increase in deposits, principally short-term certificates of deposit (CDs).

         Non-performing loans totaled $409,000 and represented .13% of total loans as of December 31, 2006 compared to $353,000, or .12%, as of December 31, 2005. The Company had net charge-offs of $61,000 in the current year, decreasing significantly from $129,000 in 2005. The allowance for loan losses totaled $3,828,000 and 1.21% of total loans as of December 31, 2006, compared to $3,669,000 and 1.26% as of year-end 2005.

         For the year, net interest income (fully taxable equivalent) totaled $16,708,000 with a net interest margin (fte) of 3.96% compared to $15,889,000, and a net interest margin (fte) of 3.99% in 2005. Net interest income (fte) for the three months ended December 31, 2006 totaled $4,256,000, an increase of $152,000 over the similar period in 2005. The net interest margin (fte) was 3.94% for the current period compared to 4.01% for the similar period in 2005. The slight decrease in net interest margin for both the quarter and the year was principally due to the increase in deposit costs, most evident in the CD portfolio, which was partially offset by loan volume and higher yields on loans and investments.

         For the year, other income totaled $3,583,000 compared to $3,548,000 in the prior year. The increase was principally due to $147,000 of gains on sales of mortgage loans and servicing rights in 2006 compared to $64,000 in similar gains in 2005. Other income for the three months ended December 31, 2006 totaled $862,000 compared to $855,000 for the similar period in 2005.

         For the year, other expenses totaled $10,957,000, an increase of $334,000 or 3.1% over the prior year. The increase was principally due to rising salary and employee benefit costs. Other expenses totaled $2,620,000 for the three months ended December 31, 2006 compared to $2,668,000 for the 2005 period.

         Mr. Davis also noted that during the fourth quarter the Bank opened its twelfth office which is located in Tannersville, PA. The Bank also completed its Honesdale Main Office renovation project.

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates twelve offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Global Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP.
          570-253-1455
          www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)

                                                                           December 31
                                                                      ----------------------
                                                                         2006         2005
                                                                      ---------    ---------
ASSETS
  Cash and due from banks                                             $   9,450    $   9,746
  Interest bearing deposits with banks                                       67           70
                                                                      ---------    ---------
          Cash and cash equivalents                                       9,517        9,816

  Securities available for sale                                         112,912      115,814
  Securities held to maturity,  fair value 2006: $971  2005: $1,480         954        1,452
  Loans receivable (net of unearned Income)                             315,567      290,890
  Less: Allowance for loan losses                                         3,828        3,669
                                                                      ---------    ---------
          Net loans receivable                                          311,739      287,221
  Investment in FHLB Stock                                                1,687        1,620
  Bank premises and equipment,net                                         6,020        5,393
  Accrued interest receivable                                             2,129        1,812
  Other assets                                                            9,398       10,428
                                                                      ---------    ---------
          TOTAL ASSETS                                                $ 454,356    $ 433,556
                                                                      =========    =========

LIABILITIES
  Deposits:
    Non-interest bearing demand                                       $  53,856    $  50,891
    Interest-bearing                                                    304,247      289,712
                                                                      ---------    ---------
          Total deposits                                                358,103      340,603
  Short-term borrowings                                                  22,736       18,564
  Other borrowings                                                       13,000       23,000
  Accrued interest payable                                                2,894        1,691
  Other liabilities                                                       5,392        1,590
                                                                      ---------    ---------
            TOTAL LIABILITIES                                           402,125      385,448

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2006: 2,840,872  2005: 2,705,715 shares                  284          270
  Surplus                                                                10,149        5,648
  Retained earnings                                                      43,125       43,722
  Treasury stock, at cost: 2006: 43,721 shares, 2005: 21,189 shares      (1,283)        (633)
  Unearned ESOP Shares                                                       --         (127)
  Accumulated other comprehensive (loss)                                    (44)        (772)
                                                                      ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                                    52,231       48,108
                                                                      ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                 $ 454,356    $ 433,556
                                                                      =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                  Three Months Ended December 31    Year Ended December 31
                                                  ------------------------------  --------------------------
                                                        2006           2005            2006           2005
                                                      -------        -------         -------        -------
INTEREST INCOME
    Loans receivable, including fees                  $ 5,771        $ 4,848         $21,422        $17,583
    Securities                                          1,159            999           4,380          4,053
    Other                                                  26             57             147            132
                                                      -------        -------         -------        -------
         Total Interest income                          6,956          5,904          25,949         21,768

INTEREST EXPENSE
    Deposits                                            2,358          1,520           7,718          4,871
    Short-term borrowings                                 238            122             823            416
    Other borrowings                                      234            299           1,225          1,218
                                                      -------        -------         -------        -------
         Total Interest expense                         2,830          1,941           9,766          6,505
                                                      -------        -------         -------        -------
NET INTEREST INCOME                                     4,126          3,963          16,183         15,263
PROVISION FOR LOAN LOSSES                                  50             70             220            350
                                                      -------        -------         -------        -------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     4,076          3,893          15,963         14,913

OTHER INCOME
    Service charges and fees                              605            677           2,455          2,507
    Income from fiduciary activities                       94             89             355            343
    Net realized gains/(loss) on sales of securities       --            (41)             66             42
    Gains on sale of loans                                 37              1             147             64
    Other                                                 126            129             560            592
                                                      -------        -------         -------        -------
         Total other income                               862            855           3,583          3,548

OTHER EXPENSES
    Salaries and employee benefits                      1,311          1,329           5,655          5,410
    Occupancy, furniture and equipment                    368            398           1,446          1,503
    Data processing related                               189            151             700            625
    Taxes, other than income                               20            108             354            334
    Professional Fees                                      62             94             341            444
    Other                                                 670            588           2,461          2,307
                                                      -------        -------         -------        -------
         Total other expenses                           2,620          2,668          10,957         10,623

INCOME BEFORE TAX                                       2,318          2,080           8,589          7,838
INCOME TAX EXPENSE                                        739            638           2,679          2,341
                                                      -------        -------         -------        -------
NET INCOME                                            $ 1,579        $ 1,442         $ 5,910        $ 5,497
                                                      =======        =======         =======        =======

Basic earnings per share                              $  0.56        $  0.52 *       $  2.11        $  1.96 *
                                                      =======        =======         =======        =======

Diluted earnings per share                            $  0.55        $  0.51 *       $  2.07        $  1.92 *
                                                      =======        =======         =======        =======

* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)


Three Months Ended December 31                                 2006           2005
------------------------------                              ---------      ---------
Net interest income                                         $  4,126       $  3,963
Net income                                                     1,579          1,442

Net interest spread (fully taxable equivalent)                 3.25%          3.52%
Net interest margin (fully taxable equivalent)                 3.94%          4.01%
Return on average assets                                       1.38%          1.32%
Return on average equity                                      12.09%         11.97%
Basic  earnings per share                                   $   0.56       $   0.52 *
Diluted earnings per share                                      0.55           0.51 *

Year Ended December 31
----------------------

Net interest income                                         $ 16,183       $ 15,263
Net income                                                     5,910          5,497

Net interest spread (fully taxable equivalent)                 3.37%          3.58%
Net interest margin (fully taxable equivalent)                 3.96%          3.99%
Return on average assets                                       1.33%          1.31%
Return on average equity                                      11.85%         11.72%
Basic  earnings per share                                   $   2.11       $   1.96 *
Diluted earnings per share                                      2.07           1.92 *

As of December 31
-----------------

Total Assets                                                $454,356       $433,556
Total Loans receivable                                       315,567        290,890
Allowance for loan  losses                                     3,828          3,669
Total deposits                                               358,103        340,603
Stockholders' equity                                          52,231         48,108
Trust Assets  under management                                96,879         86,972

Book value per share                                        $  18.67       $  17.07 *
Equity to total assets                                        11.50%         11.10%
Allowance to total loans receivable                            1.21%          1.26%
Nonperforming loans to total loans                             0.13%          0.12%

* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                               31-Dec     30-Sep      30-Jun    31-Mar     31-Dec
                                                2006       2006       2006       2006       2005
                                              --------   --------   --------   --------   --------
ASSETS
  Cash and due from banks                     $  9,450   $  9,448   $ 10,509   $  9,330   $  9,746
  Interest bearing deposits with banks              67        141        179         22         70
  Federal funds sold                                --      1,525     13,615         --         --
                                              --------   --------   --------   --------   --------
        Cash and cash equivalents                9,517     11,114     24,303      9,352      9,816

  Securities available for sale                112,912    112,402    114,441    116,659    115,814
  Securities held to maturity                      954        954        954        953      1,452
  Loans receivable (net of unearned Income)    315,567    313,678    299,366    291,840    290,890
  Less: Allowance for loan losses                3,828      3,828      3,794      3,743      3,669
                                              --------   --------   --------   --------   --------
        Net loans receivable                   311,739    309,850    295,572    288,097    287,221
  Investment in FHLB stock                       1,687      1,634      2,294      2,073      1,620
  Bank premises and equipment, net               6,020      5,489      5,457      5,508      5,393
  Other assets                                  11,527     11,727     12,138     11,488     12,240
                                              --------   --------   --------   --------   --------
        TOTAL ASSETS                          $454,356   $453,170   $455,159   $434,130   $433,556
                                              ========   ========   ========   ========   ========

LIABILITIES
  Deposits:
    Non-interest bearing demand               $ 53,856   $ 63,331   $ 59,538   $ 54,505   $ 50,891
    Interest-bearing deposits                  304,247    301,275    293,929    285,002    289,712
                                              --------   --------   --------   --------   --------
        Total deposits                         358,103    364,606    353,467    339,507    340,603
  Other borrowings                              35,736     33,086     48,687     42,765     41,564
  Other liabilities                              8,286      4,419      3,813      3,361      3,281
                                              --------   --------   --------   --------   --------
        TOTAL LIABILITIES                      402,125    402,111    405,967    385,633    385,448

STOCKHOLDERS' EQUITY                            52,231     51,059     49,192     48,497     48,108
                                              --------   --------   --------   --------   --------
        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                $454,356   $453,170   $455,159   $434,130   $433,556
                                              ========   ========   ========   ========   ========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                              31-Dec     30-Sep     30-Jun     31-Mar      31-Dec
Three months ended                                             2006       2006       2006       2006        2005
------------------                                           -------    -------    -------    -------     -------
INTEREST INCOME
    Loans receivable, including fees                         $ 5,771    $ 5,506    $ 5,201    $ 4,944     $ 4,848
    Securities                                                 1,159      1,105      1,066      1,050         999
    Other                                                         26         36         83          2          57
                                                             -------    -------    -------    -------     -------
         Total Interest income                                 6,956      6,647      6,350      5,996       5,904

INTEREST EXPENSE
    Deposits                                                   2,358      2,032      1,738      1,590       1,520
    Borrowings                                                   472        513        583        480         421
                                                             -------    -------    -------    -------     -------
         Total Interest expense                                2,830      2,545      2,321      2,070       1,941
NET INTEREST INCOME                                            4,126      4,102      4,029      3,926       3,963
PROVISION FOR LOAN LOSSES                                         50         45         55         70          70
                                                             -------    -------    -------    -------     -------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                           4,076      4,057      3,974      3,856       3,893

OTHER INCOME
    Service charges and fees                                     605        616        644        590         677
    Income from fiduciary activities                              94         89         95         77          89
    Net realized gains (losses) on sales of securities            --         45         14          7         (41)
    Gains on sale of loans                                        37          3        107         --           1
    Other                                                        126        141        143        150         129
                                                             -------    -------    -------    -------     -------
         Total other income                                      862        894      1,003        824         855

OTHER EXPENSES
    Salaries and  employee benefits                            1,311      1,482      1,456      1,406       1,329
    Occupancy, furniture and equipment, net                      368        329        369        380         398
    Other                                                        941        919      1,016        980         941
                                                             -------    -------    -------    -------     -------
         Total other expenses                                  2,620      2,730      2,841      2,766       2,668

INCOME BEFORE TAX                                              2,318      2,221      2,136      1,914       2,080
INCOME TAX EXPENSE                                               739        699        660        581         638
                                                             -------    -------    -------    -------     -------
NET INCOME                                                   $ 1,579    $ 1,522    $ 1,476    $ 1,333     $ 1,442
                                                             =======    =======    =======    =======     =======

Basic  earnings per share                                    $  0.56    $  0.54    $  0.53    $  0.48 *   $  0.52 *
                                                             =======    =======    =======     =======     ========

Diluted earnings per share                                   $  0.55    $  0.53    $  0.52    $  0.47 *   $  0.51 *
                                                             =======    =======    =======    =======     =======

Book Value per share                                         $ 18.67    $ 18.25    $ 17.57    $ 17.29 *   $  17.07 *

Return on average equity                                       12.09%     12.06%     12.06%     11.14%       11.97%
Return on average assets                                        1.38%      1.35%      1.34%      1.25%        1.32%

Net interest spread                                             3.25%      3.34%      3.39%      3.49%        3.52%
Net interest margin                                             3.94%      3.98%      3.95%      3.98%        4.01%

Allowance for loan losses to total loans                        1.21%      1.22%      1.27%      1.28%        1.26%
Net charge-offs/(recoveries) to average loans (annualized)      0.06%      0.01%      0.01%      (.01)%       0.06%
Nonperforming loans to total loans                              0.13%      0.13%      0.10%      0.14%        0.12%
Nonperforming assets to total assets                            0.09%      0.09%      0.07%      0.10%        0.08%

* References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on May 26, 2006.